Asset Management Fund

(The “Trust”)

AMF Large Cap Equity Fund

SUPPLEMENT DATED JUNE 20, 2016

TO Prospectus dated march 1, 2016

IMPORTANT NOTICE

Effective June 3, 2016, Shay Assets Management, Inc., the Adviser to the Fund, has changed its name to Austin Atlantic Asset Management Co. Therefore, the Fund’s prospectus is supplemented to change all references to the Adviser, Shay Assets Management, Inc., to Austin Atlantic Asset Management Co.

Effective June 6, 2016 Shay Financial Services, Inc., the Distributor to the Fund has changed its name to Austin Atlantic Capital, Inc. Therefore, the Fund’s prospectus is supplemented to change all references to the Distributor, Shay Financial Services, Inc., to Austin Atlantic Capital, Inc.

Effective June 24, 2016 the mailing address for the Adviser and the Distributor is amended to 1 Alhambra Plaza, Suite 100, Coral Gables, FL 33134.

Effective April 1, 2016, for the Large Cap Equity Fund (the “Fund”), Jonathan Marmolejos has been added as a portfolio manager for the Fund. Accordingly, the following changes are made to the prospectus:

The second paragraph under the “Management” section on page 5 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio managers responsible for the day-to-day management of the Fund’s investments are Robert C. Jones, Senior Portfolio Manager of the Adviser, Ana I. Galliano, Portfolio Manager of the Adviser and Jonathan Marmolejos, Portfolio Manager of the Adviser. Mr. Jones, Ms. Galliano and Mr. Marmolejos have each managed the Fund since 2016.

The second and third paragraphs under the “Investment Adviser” section on page 7 of the prospectus are deleted in their entirety and replaced with the following:

The Adviser has entered into a dual employee agreement with System Two Advisors (“S2”) to retain the services of Mr. Jones, Ms. Galliano and Mr. Marmolejos as portfolio managers for the Fund and has licensed investment models, analytics and other tools from S2. The Adviser, not the Fund, is responsible for paying the licensing fees to S2. As employees of the Adviser, Mr. Jones, Ms. Galliano and Mr. Marmolejos are subject to the oversight of the Adviser and its compliance policies and procedures.

In addition to the Fund, Mr. Jones, Ms. Galliano and Mr. Marmolejos may manage other similar accounts at S2. They also receive compensation as S2 employees. This may cause potential conflicts of interest for Mr. Jones, Ms. Galliano and Mr. Marmolejos. The Adviser believes that these potential conflicts are mitigated by the Fund’s investments primarily in large liquid stocks, the use of investment models in managing the Fund and other accounts and the Adviser’s oversight of Mr. Jones’, Ms. Galliano’s, and Mr. Marmolejos’ management of the Fund.

The first paragraph under the section titled “Portfolio Managers” on pages 7-8 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio managers of the Adviser manage the Fund’s investments as a team. The portfolio managers responsible for the day-to-day management of the Fund’s portfolio are Robert C. Jones, Ana I. Galliano and Jonathan Marmolejos.

A new paragraph is inserted as paragraph four of the section titled “Portfolio Managers” on pages 7-8 of the prospectus as follows:

Mr. Marmolejos, Portfolio Manager of the Adviser, oversees the day-to-day activities of the Fund. Mr. Marmolejos has been responsible for the management of the Fund since 2016. In addition to his employment with the Adviser, Mr. Marmolejos has also been the Chief Operating Officer of System Two Advisers since 2013. Prior thereto he served as the Director of Operations for Roc Capital Management from 2009-2013, Operations Team Lead/Controller at Deutsche Bank from 2007-2013 and Program Manager at General Electric from 2002-2007. Mr. Marmolejos graduated in 2002 with a Bachelor of Arts in Computer Science from Hamilton College and a Master of Business Administration, General Management/Finance from Columbia University in 2014.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
325 John H. McConnell Boulevard

Suite 150

Columbus, Ohio 43215